UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

INVESCO HIGH INCOME 2023 TARGET TERM FUND

INVESCO HIGH INCOME 2024 TARGET TERM FUND

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Proxy Voting Information

Annual Meeting of Shareholders of the Invesco Closed-End Funds

August 7, 2020 at 2:00 p.m. Central Daylight Time

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Funds’ shareholders, employees, and community, the Meeting this year will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders will need to follow the instructions found on the proxy card and in the proxy statement. The Meeting will begin promptly at 2:00 p.m. Central Daylight Time. The Funds encourage you to access the Meeting prior to the start time leaving ample time for the check in. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Funds will be able to participate in the Meeting.

Proxy statements were mailed on or about June 25, 2020 to shareholders of record as of the close of business on May 11, 2020 for the Funds listed below. The purpose of the proxy statement is to elect certain trustees to the Board of Trustees for the Funds listed below. The proxy statement contains information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, and your fund’s annual report by clicking on the fund name listed below.

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income 2023 Target Term Fund (IHIT)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may cast your vote online by logging onto the website listed on your proxy card.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

		By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.
By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	Virtually	Please notify Invesco at (800) 952-3502 if you plan to participate in the virtual shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 341-2929, option 2 any business day between 7:30 a.m. and 4:30 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare, Inc., may contact you to remind you to exercise your right to vote.

Investor Home > Accounts & Services > Retail Proxy Voting

Account Access Retirement Plan Manager (RPM) Service Center Tax Center Retail Proxy Voting	Proxy Information by Fund

Annual Meeting of Shareholders of the Invesco Closed-End Funds which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time Online Via Live Webcast

Invesco Advantage Municipal Income Trust II (VKI)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Bond Fund (VBF)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco California Value Municipal Income Trust (VCV)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Dynamic Credit Opportunities Fund (VTA)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco High Income 2023 Target Term Fund (IHIT)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco High Income 2024 Target Term Fund (IHTA)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco High Income Trust II (VLT)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Municipal Income Opportunities Trust (OIA)

1.  Please read the proxy statement in full. (PDF)

2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.  You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Municipal Opportunity Trust (VMO)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Municipal Trust (VKQ)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Pennsylvania Value Municipal Income Trust (VPV)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Quality Municipal Income Trust (IQI)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Senior Income Trust (VVR)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Trust for Investment Grade Municipals (VGM)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Trust for Investment Grade New York Municipals (VTN)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Value Municipal Income Trust (IIM)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan

Follow Us:

QUESTIONS & ANSWERS FOR:

INVESCO BOND FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect David C. Arch, Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Bond Fund to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO HIGH INCOME 2023 TARGET TERM FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect David C. Arch, Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco High Income 2023 Target Term Fund to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO HIGH INCOME 2024 TARGET TERM FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect David C. Arch, Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco High Income 2024 Target Term Fund to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO HIGH INCOME TRUST II

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect David C. Arch, Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco High Income Trust II to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Advantage Municipal Income Trust II to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Advantage Municipal Income Trust II to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco California Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco California Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Dynamic Credit Opportunities Fund to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Dynamic Credit Opportunities Fund to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Municipal Income Opportunities Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Municipal Income Opportunities Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO MUNICIPAL OPPORTUNITY TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Municipal Opportunity Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Municipal Opportunity Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO MUNICIPAL TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Municipal Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Municipal Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Pennsylvania Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Pennsylvania Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO QUALITY MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Quality Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Quality Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO SENIOR INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Senior Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Senior Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Trust For Investment Grade Municipals to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Trust For Investment Grade Municipals to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Trust For Investment Grade New York Municipals to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Trust For Investment Grade New York Municipals to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO VALUE MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, Teresa M. Ressel and Christopher L. Wilson as trustees of Invesco Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as a trustee of Invesco Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 7, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.prox-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 7, 2020 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Invesco Fund Invesco Advantage Municipal Income Trust II Invesco California Value Municipal Income Trust Invesco Dynamic Credit Opportunities Fund Invesco Municipal Income Opportunities Trust Invesco Municipal Opportunity Trust Invesco Municipal Trust Invesco Pennsylvania Value Municipal Income Trust Invesco Quality Municipal Income Trust Invesco Senior Income Trust Invesco Trust for Investment Grade Municipals Invesco Trust for Investment Grade NY Municipals Invesco Value Municipal Income Trust I Mark All > For Withhold , la.01 Election of Trustees: Beth Ann Brown Fund Specific Vote Invesco Advantage Municipal Income Trust II O For O Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund OFor O Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust O For O Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals O For O Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust Q por O withhold

la.02 Election of Trustees: Anthony J. LaCava, Jr. Fund Specific Vote Invesco Advantage Municipal Income Trust II O For O Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund O For O Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust O For O Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals O For O Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust O For O Withhold La.03 Election of Trustees: Joel W. Motley Fund Specific Vote Invesco Advantage Municipal Income Trust II O For O Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund O For O Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust O For O Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals For Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust For Withhold la.04 Election of Trustees: Teresa M. Ressel Fund Specific Vote Invesco Advantage Municipal Income Trust II OFor Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund Q for Q withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust O For O Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals O For O Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust O For O Withhold

la.05 Election of Trustees: Christopher L. Wilson Fund Specific Vote Invesco Advantage Municipal Income Trust II O For O Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund O For O Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust O For O Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals For ‘ Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust O For O Withhold

Computershare proxydirect Funds Invesco Advantage Municipal Income Trust II Invesco California Value Municipal Income Trust Invesco Dynamic Credit Opportunities Fund Invesco Municipal Income Opportunities Trust Invesco Municipal Opportunity Trust Invesco Municipal Trust I Mark All > For Withhold la.01 Election of Trustees: Beth Ann Brown Fund Specific Vote Invesco Advantage Municipal Income Trust II O For O Withhold Invesco California Value Municipal Income Trust For ‘ Withhold Invesco Dynamic Credit Opportunities Fund O For O Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold la.02 Election of Trustees: Anthony J. LaCavar Jr. Fund Specific Vote Invesco Advantage Municipal Income Trust II Opor ‘Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund O For O Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold la.03 Election of Trustees: Joel W. Motley Fund Specific Vote Invesco Advantage Municipal Income Trust II O For O Withhold Invesco California Value Municipal Income Trust OFor Withhold Invesco Dynamic Credit Opportunities Fund O For O Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust For ‘ Withhold la.04 Election of Trustees: Teresa M. Ressel Fund Specific Vote Invesco Advantage Municipal Income Trust II ‘ For ‘ Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund O For 0 Withhold Invesco Municipal Income Opportunities Trust O For O Withhold Invesco Municipal Opportunity Trust O For O Withhold Invesco Municipal Trust O For O Withhold

la.05 Election of Trustees: Christopher L. Wilson Fund Specific Vote Invesco Advantage Municipal Income Trust II O For O Withhold Invesco California Value Municipal Income Trust O For O Withhold Invesco Dynamic Credit Opportunities Fund Invesco Municipal Income Opportunities Trust Invesco Municipal Opportunity Trust O For O Withhold O For O Withhold O For O Withhold Invesco Municipal Trust O For O Withhold lb.01 Election of Trustees by Preferred Shareholders voting as a separate class: David C. Arch Fund Specific Vote Invesco Advantage Municipal Income Trust II Invesco California Value Municipal Income Trust O For O Withhold ©For ©Withhold Invesco Dynamic Credit Opportunities Fund O For O Withhold Invesco Municipal Income Opportunities Trust Invesco Municipal Opportunity Trust Invesco Municipal Trust O For ©Withhold O For O Withhold ©For ©Withhold

Computershare proxydirect Funds Invesco Pennsylvania Value Municipal Income Trust Invesco Quality Municipal Income Trust Invesco Senior Income Trust Invesco Trust for Investment Grade Municipals Invesco Trust for Investment Grade NY Municipals Invesco Value Municipal Income Trust 1 Mark All > For Withhold Proposal 1 la.01 Election of Trustees: Beth Ann Brown Fund Specific Vote Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust O For O Withhold Invesco Senior Income Trust O For ©Withhold Invesco Trust for Investment Grade Municipals O For O Withhold Invesco Trust for Investment Grade NY Municipals ©For ©Withhold Invesco Value Municipal Income Trust O For O Withhold la.02 Election of Trustees: Anthony J. La Cava, Jr. Fund Specific Vote Invesco Pennsylvania Value Municipal Income Trust ©For ©Withhold Invesco Quality Municipal Income Trust ©For ©Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals O For ©Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust O For _) Withhold la.03 Election of Trustees: Joel W. Motley Fund Specific Vote Invesco Pennsylvania Value Municipal Income Trust O For© Withhold Invesco Quality Municipal Income Trust ©For ©Withhold Invesco Senior Income Trust O For ©Withhold Invesco Trust for Investment Grade Municipals ©For ..’Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust O For O Withhold la.04 Election of Trustees: Teresa M. Ressel Fund Specific Vote Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust ©For ©Withhold Invesco Senior Income Trust © For ©Withhold Invesco Trust for Investment Grade Municipals ©For ©Withhold Invesco Trust for Investment Grade NY Municipals OFor Withhold Invesco Value Municipal Income Trust O For O Withhold

la.05 Election of Trustees: Christopher L. Wilson Fund Specific Vote Invesco Pennsylvania Value Municipal Income Trust O For O Withhold Invesco Quality Municipal Income Trust O For O Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals O For O Withhold Invesco Trust for Investment Grade NY Municipals O For O Withhold Invesco Value Municipal Income Trust O For O Withhold lb.01 Election of Trustees by Preferred Shareholders voting as a separate class: David C. Arch Fund Specific Vote Invesco Pennsylvania Value Municipal Income Trust Invesco Quality Municipal Income Trust O For O Withhold O For O Withhold Invesco Senior Income Trust O For O Withhold Invesco Trust for Investment Grade Municipals O For O Withhold Invesco Trust for Investment Grade NY Municipals O For ©Withhold Invesco Value Municipal Income Trust O For O Withhold

Computershare proxydirect Funds Invesco Bond Fund Invesco High Income Trust II Invesco High Income 2023 Target Term Fund Invesco High Income 2024 Target Term Fund I Mark All > For Withhold 1C.01 Election of Trustees: David C. Arch Fund Specific Vote Invesco Bond Fund O For O Withhold Invesco High Income Trust II O For1 Withhold Invesco High Income 2023 Target Term Fund O For O Withhold Invesco High Income 2024 Target Term Fund _ For _ Withhold 1C.02 Election of Trustees: Beth Ann Brown Fund Specific Vote Invesco Bond Fund O For ‘.J Withhold Invesco High Income Trust II O For C! Withhold Invesco High Income 2023 Target Term Fund O For O Withhold Invesco High Income 2024 Target Term Fund For ‘ Withhold 1C.03 Election of Trustees: Anthony J. LaCava, Jr. Fund Specific Vote Invesco Bond Fund O For O Withhold Invesco High Income Trust II For O Withhold Invesco High Income 2023 Target Term Fund For O Withhold Invesco High Income 2024 Target Term Fund For Withhold 1C.04 Election of Trustees: Joel W. Motley Fund Specific Vote Invesco Bond Fund For Withhold Invesco High Income Trust II For Withhold Invesco High Income 2023 Target Term Fund ‘ .J For1— Withhold Invesco High Income 2024 Target Term Fund For . Withhold 1C.05 Election of Trustees: Teresa M. Kessel Fund Specific Vote Invesco Bond Fund For O Withhold Invesco High Income Trust II O For O Withhold Invesco High Income 2023 Target Term Fund O For O Withhold Invesco High Income 2024 Target Term Fund ‘.J For U Withhold 1C.06 Election of Trustees: Christopher L. Wilson Fund Specific Vote Invesco Bond Fund O For ‘U Withhold Invesco High Income Trust II O For O Withhold Invesco High Income 2023 Target Term Fund O For -> Withhold Invesco High Income 2024 Target Term Fund For Withhold

Computershare Fund Services INVESCO FUNDS PROXY WO# 31339- TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD “ IVR fevision 06/23/20 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503. THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line.” “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” A FTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH. Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” the proposal. IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: ‘Tm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...” EXAMPLE “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL: “PROPOSAL 1a-1c: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.” IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR: “Okay, voting for all nominees” IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR: “Okay, voting withhold on all nominees “ IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR: “Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “ THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.” AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS: “OK, withholding your vote from nominee number N” [Where N is the nominee number entered]” THEN THE SHAREHOLDER HEARS: “To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).” WHEN # IS PRESSED, THE SHAREHOLDER HEARS: “Okay, finished withholding from nominees” “PROPOSAL 1 a-1c FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the 1st holding listed on this proposal you just voted “For All” Nominees. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from all Nominees. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR: “Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “ THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.” AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS: “OK, withholding your vote from nominee number N” [Where N is the nominee number entered]” THEN THE SHAREHOLDER HEARS: “To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).” WHEN # (POUND) IS PRESSED, THE SHAREHOLDER HEARS: “Okay, finished withholding from nominees” THEN THE SHAREHOLDER HEARS: Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from nominee(s)...N” [Where N is(are) the nominee number(s) entered by the SHAREHOLDER] To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL: Okay, I’ll apply the same vote to all other holdings listed. IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY: Okay, let’s continue then. THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]: Example: “For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

EXAMPLE “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL: “PROPOSAL 1b: To vote FOR the nominee, Press 1. to vote vote WITHHOLD press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR: “Okay, voting for the nominee” IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM THE NOMINEE THEY WILL HEAR: “Okay, voting withhold on the nominee “ EXAMPLE “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL: “PROPOSAL 1 b FOR HOLDING 1: To vote FOR the nominee, Press 1. to vote To WITHHOLD press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the 1st holding listed on this proposal you just voted “For the” Nominee. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from THE Nominee. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. WHEN # IS PRESSED, THE SHAREHOLDER HEARS: “Okay, finished withholding from the nominee” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL(S), HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

Thank you for calling Invesco.

If you have questions regarding the Annual Shareholder Meeting for the Invesco Closed-End Funds taking place on August 7, 2020, Press 1.

If you plan to attend the Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 2326]

OPTION 2	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 2:00 p.m. Central Daylight Time on August 7, 2020 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating the virtual meeting.